UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2014

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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On August 8, 2014, the Board of Directors of Westmoreland Coal Company (the “Company”), upon recommendation of the Nominating & Corporate Governance Committee, elected Mr. Terry Bachynski as a new director effective August 11, 2014. Mr. Bachynski has been appointed to serve on the Audit and Nominating & Corporate Governance Committees. A copy of the press release announcing Mr. Bachynski's election is attached hereto as Exhibit 99.1.

Mr. Bachynski will participate in the standard director compensation arrangements as described on pages 11 and 12 of our 2014 Annual Meeting Proxy Statement, filed with the Securities and Exchange Commission on March 26, 2014. Mr. Bachynski received a pro-rata award of restricted stock units on August 11, 2014, valued at $69,534 (pro-rated from $90,000), which will vest at next year’s annual meeting of stockholders. There is no arrangement or understanding between Mr. Bachynski and any other person pursuant to which Mr. Bachynski was elected as a director of the Company. There are no transactions in which Mr. Bachynski has an interest requiring disclosure under Item 404(a) of Regulation S-K. The Board of Directors has determined that Mr. Bachynski satisfies the requirements of independence under the NASDAQ Global Market listing standards.

Mr. Bachynski, 56, has over 30 years’ experience in the energy business, having served in several executive management and board positions with various private and public companies, including Suncor Energy Inc., Gulf Canada Resources Limited, CS Resources Limited, EPCOR Utilities Inc. and Syncrude Canada. Mr. Bachynski is President and CEO of JDEL Associates Ltd. which provides regulatory, environmental, stakeholder, aboriginal and government affairs consulting services to industry for the development and operation of major resource development projects, primarily in Western Canada. Mr. Bachynski sits on the boards of private companies, Universe Machines Corporation, Unified Alloys Ltd. and Millennium EMS Solutions Ltd., and is also Vice President Regulatory, Environmental and Government Affairs for Athabasca Oil Corporation. Mr. Bachynski has an LL.B. from the University of Western Ontario and resides in Edmonton, Alberta, Canada.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated August 12, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: August 12, 2014	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 12, 2014